UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2006

MICROS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-09993	52-1101488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7031 Columbia Gateway Drive, Columbia, Maryland		21046-2289
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: 443-285-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

The registrant’s press release dated April 27, 2006, regarding its financial results for the three-month and nine-month periods ended March 31, 2006, is attached as Exhibit 99.1 to this Form 8-K.

Note:     The information in Item 2.02 of this Form 8-K, and Exhibit 99, attached, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROS Systems, Inc.

	By:	/s/ Gary C. Kaufman

	Name:	Gary C. Kaufman
	Title:	Executive Vice President, Finance and Administration, and Chief Financial Officer
Date: April 27, 2006

EXHIBIT INDEX:

99.1 – Press Release